UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549




                        -----------------



                            FORM 8-K


                        -----------------




                         CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report: April 3, 2003 (Date of earliest event reported)





                   WEBEX COMMUNICATIONS, INC.
      (Exact name of registrant as specified in its charter)





Delaware                        0-30849               77-0548319
(State or other              (Commission             (IRS Employer
jurisdiction of               File Number)            Identification No.)
incorporation)

                       307 West Tasman Drive
                    San Jose, California 95134
             (Address of principal executive offices)

                     Telephone: (408) 435-7000
        (Registrant's telephone number, including area code)










Item 7.  Financial Statements and Exhibits.

(c) Exhibits:

Exhibit
Number     Description
-------    ----------------
99.1 Press Release dated April 2, 2003 announcing preliminary financial results for the first quarter ended March 31, 2003.





Item 9.  Regulation FD Disclosure

The information in this section is being furnished solely under new Item 12 of Form 8-K,"Disclosure of Results of Operations and Financial Condition", pursuant to interim procedures promulgated by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003.

On April 2, 2003, WebEx Communications, Inc. ("WebEx") issued a press release announcing its preliminary financial results for its first fiscal quarter ended March 31, 2003, which include revised forward-looking guidance relating to WebEx's financial outlook for fiscal year 2003. A copy of the press release is filed as Exhibit 99.1 to this Report.






























                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 3, 2003                          WEBEX COMMUNICATIONS, INC.


                                               By: /s/  Subrah S. Iyar
                                               ----------------------------
                                               Name:   Subrah S. Iyar
                                               Title:  Chief Executive
                                                       Officer










































                              EXHIBIT INDEX
Exhibit
Number     Description
-------    ----------------
99.1 Press Release dated April 2, 2003 announcing preliminary financial results for the first quarter ended March 31, 2003.



                                                              Exhibit 99.1

      WebEx Announces Preliminary Results For First Quarter 2003

SAN JOSE, Calif., April 2, 2003 - WebEx Communications, Inc. (Nasdaq: WEBX), the leader in web communication services, today announced preliminary results for its first quarter ended March 31, 2003.

Revenues for the first quarter are expected to be approximately $42 million, over 40% higher than the year ago quarter and up 4% from the fourth quarter of 2002, but 3.5% below the Company's previous guidance. Net income for the first quarter, excluding equity-based compensation expense and assuming a 40% tax rate, is expected to be approximately $0.11 per diluted share, consistent with prior guidance.

"We continued to experience growth in our business in the first quarter of this year and have not witnessed any significant change in competitive sales engagements," said Subrah Iyar, Chief Executive Officer of WebEx. "We also expect to achieve our profitability targets through prudent financial controls and lower than expected hiring. However, we continue to face challenges due to a weak economic environment and the conflict in Iraq, causing longer than anticipated sales cycles, especially among enterprise customers. As a result, our subscription contracts and non-recurring revenues for the quarter, while continuing to grow, fell short of our expectations."

Guidance
------------
The following contains forward-looking guidance regarding WebEx's financial outlook. The following statements are based on current expectations. Due to the change in circumstances described above, the Company has lowered its revenue guidance for 2003 from approximately $200 million, to a range of $180 to $190 million. The Company reported revenues of $140 million in 2002. Earnings per share, excluding equity-based compensation expense and using an assumed tax rate of 40%, are now projected to be $0.45-$0.50 per share for the fiscal year 2003, as compared to prior guidance of $0.50-$0.55. For 2002, the Company reported earnings per share, excluding equity based compensation and assuming a 40% tax rate of $0.28 and GAAP earnings per share of $0.39.

Final Financial Results
-----------------------------------
WebEx will announce its final first quarter financial results after close of market on April 17, 2003, at which time additional commentary will be provided. Management will host the quarterly conference call to discuss the results beginning at 5:00 p.m. EST. Interested parties may listen to the conference call via live broadcast over the Internet at www.webex.com/Q1_2003Earnings or by calling 212-896-6121. For those unable to participate in the live call, a replay will be available beginning one hour after conclusion from the Investor Relations section of the WebEx site.

Non-GAAP Financial Measures
-----------------------------------------
This press release includes financial measures for earnings per share that have not been calculated in accordance with generally accepted accounting principles (GAAP). These differ from GAAP in that they exclude equity based compensation expense and assume a 40% tax rate, which is significantly higher than our expected tax rate. WebEx has consistently provided this measurement in press releases reporting earnings per share because this measurement provides a consistent basis for comparison between quarters, which is not influenced by fluctuations in the Company's stock price or changes in the Company's effective tax rate, and which therefore is useful to investors.
The comparable GAAP measurements for earnings per share for the recently completed quarter are not yet ascertainable because financial statements for the quarter have not yet been completed. The comparable GAAP measurements for earnings per share for fiscal 2003 depend on future stock issuance and stock price data, which will not be available until after completion of the year.

About WebEx Communications Inc.
-------------------------------
Founded in 1996, WebEx Communications (Nasdaq: WEBX) is the leader in interactive communications infrastructure for business meetings. WebEx provides Web-based carrier-class communication services through its multimedia switching platform deployed over a global network. WebEx's services enable end-users to share presentations, documents, applications, voice and video spontaneously in a seamless environment. WebEx services are used across the enterprise in sales, support, training, marketing, engineering and various other functions. With its modular framework and standards-based APIs, WebEx's interactive communications switching platform is the "dial-tone" for meetings on the Web. Please call toll free 1-877-932-3911 or visit http://www.webex.com for more information.

                                  ###

This press release contains forward looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by use of the terms anticipates, believes, continue, could, estimates, expects, intends, may, plans, potential, predicts, should or will, or the negative of those terms or similar expressions. These forward-looking statements are subject to significant risks and uncertainties. Actual results may differ materially from those described in such statements as a result of these risks and uncertainties. In particular, these forward looking statements include, but are not limited to, statements regarding preliminary results and guidance for the first quarter and fiscal year 2003 on anticipated revenues and earnings per share. Factors which could contribute to risks and uncertainties include, but are not limited to the failure of WebEx to meet financial expectations, decrease in demand for WebEx services, the failure of WebEx to meet projections in domestic and international direct sales activity, channel sales, customer retention and expense control, failures and interruptions in the software and systems underlying WebEx's services, the effects of competitive offerings, and the impact of general economic conditions. A fuller discussion of the risks and uncertainties that could affect WebEx Communications, Inc. are more fully set forth in WebEx Communications, Inc.'s filings with the Securities and Exchange Commission, including WebEx's Form 10-K, filed with the SEC on March 27, 2003. WebEx Communications, Inc. assumes no obligation to update forward-looking information contained in this press release.